EXHIBIT 10.8

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ADDENDUM NO. 3 TO THE LOAN AGREEMENT

This Addendum No. 3 (the “Addendum”) is made on 13 October 2026 and shall have effect from 1 September 2026 (the “Effective Date”).

BETWEEN:

Igor Salindrija, holder of passport number 326978523, issued by the Republic of Croatia, residing at Rua Maria 51, R/C Esq. Arroios, 1170-210 Lisboa, Portugal (the “Lender”)

and

Meridian Gaming Limited, a company incorporated under the laws of Malta under registration number C41334, having its registered address at 8, Villa Seminia, Level 3, Vjal Sir Temi Zammit, Ta’ Xbiex, XBX 1011, Malta, represented by its duly authorized director (the “Borrower”).

1. Background

(A) The Parties entered into a Loan Agreement dated 1 April 2024 pursuant to which the Lender granted the Borrower a loan in the principal amount of EUR 2,000,000.

(B) The Parties entered into Addendum No. 1 dated 5 January 2026 amending the repayment schedule of the Loan.

(C) The Parties entered into Addendum No. 2 dated 2 April 2026, under which the outstanding principal of EUR 900,000 and all interest accrued from 2 April 2026 were to be repaid in full no later than 1 September 2026.

(D) Of the 21 monthly interest instalments of EUR 11,666 due under Clause 7.2 of the Loan Agreement for the period from April 2024 to December 2025, 20 have been paid and one remains unpaid, as set out in Part A of Schedule 1.

(E) Principal repayments under Addendum No. 1 were made on 9 January 2026, 4 February 2026 and 16 March 2026, and under Addendum No. 2 between 2 June 2026 and 27 August 2026, so that interest accrued on the actual outstanding principal exceeded the interest paid, as set out in Parts B and C of Schedule 1. As a result, on 1 September 2026 an amount of principal and interest remained unpaid.

(F) The Parties wish to agree a new repayment schedule for the remaining amount and to regulate the continued accrual of interest.

2. Acknowledgement of Outstanding Debt

2.1 The Borrower irrevocably acknowledges and confirms that, as of the Effective Date, the outstanding principal amount due to the Lender under the Loan Agreement is EUR 550,000 (the “Outstanding Principal”).

2.2 The Borrower further acknowledges and confirms that, as of the Effective Date, the following interest accrued up to 31 August 2026 is unpaid:

Meridian Gaming LTD 8, Villa Seminia, Level 3, Vjal Sir Temi Zammit, Ta Xbiex, Xbx 1011, Malta Reg. No. C 41334

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Unpaid interest	EUR
(a) Loan Agreement, Clause 7.2 – one monthly instalment (April 2024 – December 2025)	11,666.00
(b) Addendum No. 1 – 1 January 2026 to 31 March 2026	3,480.81
(c) Addendum No. 2 – 2 April 2026 to 31 August 2026	7,335.62
Total Unpaid Prior Interest	22,482.43

2.3 The amount of EUR 22,482.43 set out in Clause 2.2 is referred to as the “Unpaid Prior Interest”. The calculation is set out in Parts A to C of Schedule 1.

3. Revised Repayment Schedule

3.1 The Outstanding Principal shall be repaid in the following instalments:

Due Date	Principal Amount (EUR)
01 November 2026	100,000
01 December 2026	100,000
01 January 2027	100,000
01 February 2027	100,000
01 March 2027	150,000
Total	550,000

3.2 The Outstanding Principal shall be fully repaid no later than 1 March 2027.

3.3 This Clause 3 replaces the repayment schedule set out in Clause 3 of Addendum No. 2.

4. Interest

4.1 Interest shall continue to accrue on the Outstanding Principal at the rate of seven per cent (7%) per annum, calculated on the actual number of days elapsed and a 365-day year.

4.2 Interest shall accrue from 1 September 2026 until the date on which the Outstanding Principal is repaid in full.

4.3 Following each partial repayment of principal, interest shall accrue only on the reduced outstanding balance, from the date of such repayment.

4.4 All interest accrued pursuant to this Addendum, being EUR 13,395.89 if the instalments are paid on the due dates in Clause 3, together with the Unpaid Prior Interest of EUR 22,482.43, totalling EUR 35,878.32, shall become due and payable on 1 March 2027 and shall be paid together with the final principal instalment of EUR 150,000 due on such date. For the avoidance of doubt, no interim interest payments shall be required prior to 1 March 2027 unless otherwise agreed by the Parties in writing, and no interest shall accrue on the Unpaid Prior Interest.

4.5 If any instalment is paid on a date other than its due date, the interest under this Addendum shall be recalculated in accordance with Clauses 4.1 to 4.3 on the basis of the actual payment dates.

4.6 This Clause 4 replaces Clause 4.4 of Addendum No. 2.

Meridian Gaming LTD 8, Villa Seminia, Level 3, Vjal Sir Temi Zammit, Ta Xbiex, Xbx 1011, Malta Reg. No. C 41334

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5. Confirmation

Save as expressly amended by this Addendum, all terms and conditions of the Loan Agreement, Addendum No. 1 and Addendum No. 2 remain in full force and effect. This Addendum forms an integral part of the Loan Agreement.

6. Governing Law

This Addendum shall be governed by and construed in accordance with the laws of Malta.

THE BORROWER:

Meridian Gaming Limited

Name: Stefan Pavlovic Title: Director

Date: 13 October 2026

THE LENDER:

Igor Salindrija

Date: 13 October 2026

Meridian Gaming LTD 8, Villa Seminia, Level 3, Vjal Sir Temi Zammit, Ta Xbiex, Xbx 1011, Malta Reg. No. C 41334

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Schedule 1 – Interest Calculation Schedule

Interest is calculated as principal × 7% × days / 365. Each principal repayment reduces the balance from the date of repayment.

Part A – Interest under the Loan Agreement (April 2024 – December 2025)

Clause 7.2 – EUR 11,666 per monthly Interest Period	EUR
Interest due – 21 Interest Periods (April 2024 – December 2025)	244,986.00
Interest paid – 20 instalments (7 May 2024 – 11 December 2025)	(233,320.00)
Unpaid	11,666.00

Part B – Interest under Addendum No. 1 (1 January 2026 – 31 March 2026)

Applicable Period	Outstanding Principal (EUR)	Interest Rate	Days	Interest (EUR)
01 Jan–08 Jan 2026	2,000,000	7%	8	3,068.49
09 Jan–03 Feb 2026	1,500,000	7%	26	7,479.45
04 Feb–15 Mar 2026	1,000,000	7%	40	7,671.23
16 Mar–31 Mar 2026	900,000	7%	16	2,761.64
Total			90	20,980.81

Interest under Addendum No. 1	EUR
Interest accrued, 01 Jan–31 Mar 2026	20,980.81
Interest paid (3 February 2026, 6 March 2026 and EUR 2,917.00 of 15 June 2026)	(17,500.00)
Unpaid	3,480.81

Meridian Gaming LTD 8, Villa Seminia, Level 3, Vjal Sir Temi Zammit, Ta Xbiex, Xbx 1011, Malta Reg. No. C 41334

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Part C – Interest under Addendum No. 2 (2 April 2026 – 31 August 2026)

Principal repayments made:

Payment Date	Principal Repaid (EUR)	Outstanding Principal after Payment (EUR)
02 June 2026	100,000	800,000
15 June 2026	100,000	700,000
10 July 2026	50,000	650,000
16 July 2026	50,000	600,000
27 August 2026	50,000	550,000
Total	350,000

Interest accrued on the actual outstanding balance:

Applicable Period	Outstanding Principal (EUR)	Interest Rate	Days	Interest (EUR)
02 Apr–01 Jun 2026	900,000	7%	61	10,528.77
02 Jun–14 Jun 2026	800,000	7%	13	1,994.52
15 Jun–09 Jul 2026	700,000	7%	25	3,356.16
10 Jul–15 Jul 2026	650,000	7%	6	747.95
16 Jul–26 Aug 2026	600,000	7%	42	4,832.88
27 Aug–31 Aug 2026	550,000	7%	5	527.40
Total			152	21,987.68

Interest under Addendum No. 2	EUR
Interest accrued, 02 Apr–31 Aug 2026	21,987.68
Interest paid (EUR 7,439.16 of 15 June 2026 and EUR 7,212.90 of 16 July 2026)	(14,652.06)
Unpaid	7,335.62

Meridian Gaming LTD 8, Villa Seminia, Level 3, Vjal Sir Temi Zammit, Ta Xbiex, Xbx 1011, Malta Reg. No. C 41334

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Part D – Interest under this Addendum (1 September 2026 – 28 February 2027)

Applicable Period	Outstanding Principal (EUR)	Interest Rate	Days	Interest (EUR)
01 Sep–31 Oct 2026	550,000	7%	61	6,434.25
01 Nov–30 Nov 2026	450,000	7%	30	2,589.04
01 Dec–31 Dec 2026	350,000	7%	31	2,080.82
01 Jan–31 Jan 2027	250,000	7%	31	1,486.30
01 Feb–28 Feb 2027	150,000	7%	28	805.48
Total			181	13,395.89

Part E – Amount payable on 1 March 2027

Item	EUR
Final principal instalment	150,000.00
Interest under this Addendum (Part D)	13,395.89
Unpaid Prior Interest (Parts A to C)	22,482.43
Total payable on 1 March 2027	185,878.32

The aggregate interest amount of EUR 35,878.32 shall be paid in full on 1 March 2027 together with the final principal instalment.

This Schedule is provided for calculation and clarification purposes and forms an integral part of Addendum No. 3.

Meridian Gaming LTD 8, Villa Seminia, Level 3, Vjal Sir Temi Zammit, Ta Xbiex, Xbx 1011, Malta Reg. No. C 41334

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